UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 Form 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	July 15, 2003
Exact name of registrant as specified in its charter	Richardson Electronics, Ltd.
State or other jurisdiction of incorporation	Delaware
Commission file Number	0-12906
IRS Employer Identification No.	36-2096643
Address of principal executive office	40W267 Keslinger Road, P. O. Box 393, La Fox, IL
Zip Code	60147-0393
Registrant's telephone number, including area code	630-208-2200

This Current Report on Form 8-K contains a total of 8 pages.

Item 9. Regulation FD Disclosure

  For Immediate Release

For Details Contact:

Ed Richardson                                                  Dario Sacomani

Chairman and Chief Executive Officer          Senior Vice President and

Richardson Electronics, Ltd.                          Chief Financial Officer

Phone:  (630) 208-2340                                     Richardson Electronics, Ltd.

E-mail:   info@rell.com

Richardson Reports Sales From Continuing Operations Increased 7.6% in Fiscal 2003

LaFox, IL, Tuesday July 15, 2003:  Richardson Electronics, Ltd.  (NASDAQ: RELL) today reported results for the fourth quarter and fiscal year ended May 31, 2003.  Record year sales were achieved in both the Security Systems Division and Display Systems Group.  Security Systems Division sales grew to $92.1 million in fiscal 2003, an increase of 8.2% over the prior year, driven by strong growth in Canada and Europe.  The Display Systems Group sales reached $64.2 million in the year, an increase of 5.8% over fiscal 2002, with strength in medical monitors and custom display businesses.  RF/Wireless Communications sales grew 9.9% to $222.4 million for the full fiscal year led by renewed growth in the United States and continued strength in Asia.  The Industrial Power Group also recorded growth for fiscal 2003, increasing sales 3.9% to $77.5 million.

Sales from continuing operations, which exclude the Medical Glassware Business sold in February 2002, grew 7.6% to $463.2 million in fiscal 2003.  The following results by area are stated from continuing operations as listed in the financial tables attached to this document.  Sales in Europe and Asia grew to record levels for the year.  Sales in Europe reached $100 million, growing 10.1% from fiscal 2002 driven by increases in Security and Display Systems.  Strong demand continued in Asia, where sales grew 15.6% in the year to $74.7 million, and all countries recorded growth.  Sales in North America grew in fiscal 2003, increasing 8.6% to $255.3 million in the year, led by RF/Wireless Communications sales in the United States and Security Systems Division sales in Canada.  Sales in Latin America declined to $20.2 million in the year, a decrease of 24.1% from the prior year, as many countries in this area experienced depressed economic environments.

Fourth Quarter 2003 Results

Sales in the fourth quarter of 2003 were $118.9 million, an increase of 4.4% from the prior year.  Net loss in the quarter was $11.2 million, or $0.81 per share, which included after-tax charges of $11.9 million principally related to inventory write-downs, restructuring charges and incremental tax provisions (noted in financial statements).  Net loss in the prior year quarter was $9.1 million, or $0.66 per share, which included after-tax charges of $10.3 million primarily for inventory and accounts receivable write-offs.  Excluding the above charges, net earnings in the fourth quarter of 2003 were $0.7 million, or $0.05 per share, compared to $1.2 million, or $0.09 per share in the prior year quarter.  Details of the charges are provided in a table at the end of this press release.

Fiscal Year 2003 Results

For the full fiscal year 2003, sales were $464.5 million, an increase of 4.7% over the prior year.   Including the charges noted above, loss for the year before the cumulative effect of accounting change (noted in financial statements), was $9.7 million, or $0.70 per share.  Net loss for the year was $27.6 million, or $2.00 per share.  Net loss in the prior year was $11.3 million, or $0.83 per share including the charges noted above and an after-tax charge of $2.9 million associated with the sale of the Medical Glassware Business.  Excluding the above charges and cumulative effect of accounting change, net earnings for fiscal year 2003 were $2.2 million, or $0.16 per share, compared to $1.9 million or $0.14 per share, in the prior year.  Fluctuations in certain foreign currencies increased 2003 net sales by approximately 1.5% for the fiscal year, however, due to the effect on costs, the impact to net loss was immaterial.

Edward J. Richardson, Chairman of the Board and Chief Executive Officer, said,  “We continue to manage through challenging market environments and have made strides in many areas to gain market share and move the business forward.  The provision for additional inventory obsolescence and restructuring was driven by the continued economic slowdown and limited demand visibility.  This will align our inventory and cost structure to current sales levels.”

“With many markets and economies around the world in a stationary mode, market share gains become the primary source for growth.  We believe our global engineered solutions model will continue to provide us with market opportunities for share gains and increased profitability”, Mr. Richardson concluded.

Consolidated GAAP (generally accepted accounting principles) Results

Comparison of operations is as follows:

(In millions, except per share amounts)

                                                                  Fourth Quarter                               Full Year

                                                              2003                2002                      2003          2002

Net sales                                              $118.9             $113.9                   $464.5       $443.5

Gross margin                                            14.8                 13.0                       99.1           94.2

Operating loss                                         (11.8)               (11.2)                      (1.7)           (0.4)

Loss before cumulative

  effect of accounting change                     (11.2)                 (9.1)                      (9.7)         (11.3)

Net loss                                                   (11.2)                 (9.1)                     (27.6)        (11.3)

Loss per share before cumulative

  effect of accounting change                     (0.81)               (0.66)                     (0.70)        (0.83)

Net loss per share                                    (0.81)               (0.66)                     (2.00)        (0.83)

Average shares outstanding                       13.9                  13.7                       13.8          13.6

Consolidated Results Excluding Charges and Cumulative Effect of Accounting Change

Non-GAAP Measurements

In addition to the GAAP results provided throughout this document, the Company has provided non-GAAP measurements presenting operating results on a basis excluding certain charges, details of which are presented in the table below.  The excluded charges principally represent charges for inventory overstock and obsolescence in excess of what management considers being more typical experience and charges for severance.  Net income excluding charges reconciliation is noted in the financial statements attached to this document.

Management, as well as certain investors, uses these results of operations, excluding charges, to measure the Company’s current and future financial performance. The non-GAAP measurements do not replace the presentation of Richardson's GAAP financial results. These measurements provide supplemental information to assist management and certain investors in analyzing the Company’s financial position and results of operations. Richardson has chosen to provide this information to investors to enable them to perform meaningful comparisons of past, present and future operating results and as a means to emphasize the results of core on-going operations.

Excluding charges, a comparison of operations is as follows:

(In millions, except per share amounts)

                                                                  Fourth Quarter                               Full Year

                                                              2003                2002                      2003          2002

Net sales                                              $118.9             $113.9                   $464.5       $443.5

Gross margin                                            28.6                 28.3                     112.9         109.4

Operating income                                       3.8                   4.3                       13.9           15.2

Net income                                                 0.7                   1.2                         2.2             1.9

Net income per share                                0.05                 0.09                       0.16           0.14

Average shares outstanding                       14.0                  14.2                       14.0          14.1

Charges Description

(In millions)                                           Fourth Quarter                               Full Year

                                                              2003               2002                     2003          2002

Inventory charges                                 $13.8               $15.3                     $13.8         $15.3

Severance charges                                    1.5                   0.3                         1.5             0.3

Other charges                                           0.8                   0.5                         0.8             0.5

Loss on medical sale                                    -                        -                             -              4.6

Pre-tax charges                                    $16.1               $16.1                     $16.1         $20.7

Income tax provision                                 5.8                   5.8                         5.8             7.5

After-tax charges                                    10.3                 10.3                       10.3           13.2

Valuation allowance                                  1.6                     -                           1.6               -

Cumulative effect of

  accounting change                                       -                       -                        17.9                -

Total charges                                        $11.9               $10.3                     $29.8         $13.2

On Wednesday, July 16, 2003 at 9:00 a.m. CDT, Mr. Edward J. Richardson, Chairman and Chief Executive Officer will host a conference call to discuss the release. A question and answer session will be included as part of the call's agenda. To listen to the call, please dial 888-273-9890 approximately five minutes prior to the start of the call. A replay of the call will be available from 12:30 p.m. CDT on July 16, 2003 through September 23, 2003. The telephone numbers for the replay are (USA) 800-475-6701 and (International) 320-365-3844; access code 690425.

This release includes certain “forward looking” statements as defined by the SEC.  Such statements are not guarantees of future performance since the company's operations involve risks and uncertainties and actual results may differ materially from predictions.  Reference is made to the company's Form 10-Q's and 10-K's for a summary of some of the risks that may affect the company's performance.

About Richardson Electronics

Richardson Electronics, Ltd. is a global provider of “engineered solutions,” serving the RF and wireless communications, industrial power conversion, security and display systems markets.  The Company delivers engineered solutions for its customers’ needs through product manufacturing, systems integration, prototype design and manufacture, testing and logistics.  Press announcements and other information about Richardson are available on the World Wide Web at www.rell.com/investor.asp.

Richardson Electronics, Ltd.
Consolidated Condensed Statements of Operations
Fourth Quarter and Fiscal Year Ended May 31, 2003
(in thousands, except per share amounts)

		Three Months			Full Year
		FY 2003		FY 2002	FY 2003		FY 2002
	Net sales	$ 118,935		$ 113,881	$ 464,517		$ 443,492
	Cost of products sold	104,114		100,850	365,427		349,326
	Gross margin	14,821		13,031	99,090		94,166
	Selling, general and administrative
	expense	26,594		24,238	100,749		94,519
	Operating loss	(11,773)		(11,207)	(1,659)		(353)
	Other expenses, net	3,228		2,972	11,049		17,256
	Loss before income taxes and
	cumulative effect of accounting change	(15,001)		(14,179)	(12,708)		(17,609)
	Income taxes(Note 1)	(3,838)		(5,104)	(3,012)		(6,339)
	Loss before cumulative
	effect of accounting change	(11,163)		(9,075)	(9,696)		(11,270)
	Cumulative effect of accounting change,
net of tax(Note 2)		-		-	(17,862)		-
	Net loss	$ (11,163)		$ (9,075)	$ (27,558)		$ (11,270)
	Loss per share - basic:
	Loss per share before
	cumulative effect of accounting change	$ (.81)		$ (.66)	$ (.70)		$ (.83)
	Cumulative effect of accounting
	change, net of tax	-		-	(1.30)		-
	Net loss per share	$ (.81)		$ (.66)	$ (2.00)		$ (.83)
	Average shares outstanding	13,860		13,684	13,809		13,617
	Loss per share - diluted:
	Loss per share before
	cumulative effect of accounting change	$ (.81)		$ (.66)	$ (.70)		$ (.83)
	Cumulative effect of accounting
	change, net of tax	-		-	(1.30)		-
	Net loss per share	$ (.81)		$ (.66)	$ (2.00)		$ (.83)
	Average shares outstanding	13,860		13,684	13,809		13,617
	Dividends per common share	$ .04		$ .04	$ .16		$ .16

Note (1)	During the quarter ended May 31, 2003, the Company recorded incremental tax provisions of $1,586 to establish
	a valuation allowance relating the Company's deferred tax assets outside the United States.

Note (2)	During the quarter ended November 30, 2002, the Company adopted SFAS 142, "Goodwill and Other intangible
	Assets" effective June 1, 2002 and as result recorded a cumulative effect adjustment of $17,862, net of taxes of
	$3,725 to write-off impaired goodwill. Additionally, effective June, 1, 2002 the Company no longer amortized goodwill.
	Operating loss for the three months and the full year ended May 31, 2002, included goodwill amortization of
	$188,000 and $577,000, respectively.

Note (3)	Net income excluding charges reconciliation		Three Months			Full Year
		FY 2003		FY 2002	FY 2003		FY 2002
	Reported net loss	$ (11,163)		$ (9,075)	$ (27,558)		$ (11,270)
	Cumulative effect of account change				17,862
	Inventory charge	8,838		9,780	8,838		9,780
	Restructuring and other charge	1,452		509	1,452		509
	Valuation allowance tax provision	1,586			1,586
	Loss on medical business sale						2,913
	Net income excluding charges	$ 713		$ 1,214	$ 2,180		$ 1,932
	Net income per share excluding charges	$ .05		$ .09	$ .16		$ .14

Richardson Electronics, Ltd.
Sales and Gross Margin
Fourth Quarter and Fiscal Year Ended May 31, 2003
(In thousands, unaudited)
By Business Unit:
	Sales			Gross Margin
	FY 2003	FY 2002	% Change	FY 2003	GM% of Sales	FY 2002	GM% of Sales
Fourth Quarter
RFWC	$56,045	$55,958	0.2%	$12,477	22.3%	$12,650	22.6%
IPG	20,364	19,558	4.1%	6,418	31.5%	6,151	31.5%
SSD	22,489	21,854	2.9%	5,633	25.0%	5,244	24.0%
DSG	18,022	14,278	26.2%	4,241	23.5%	3,872	27.1%
Medical Glassware	129	1,028	-87.5%	(54)	-41.9%	214	20.8%
Corporate	1,886	1,205		(13,894)		(15,100)
Total	$118,935	$113,881	4.4%	$14,821	12.5%	$13,031	11.4%
Excluding MG	$118,806	$112,853	5.3%	$14,875	12.5%	$12,817	11.4%

Full Year
RFWC	$222,448	$202,409	9.9%	$49,889	22.4%	$47,467	23.5%
IPG	77,487	74,578	3.9%	25,321	32.7%	24,356	32.7%
SSD	92,090	85,087	8.2%	22,939	24.9%	20,080	23.6%
DSG	64,191	60,697	5.8%	16,218	25.3%	15,864	26.1%
Medical Glassware	1,269	12,940	-90.2%	164	12.9%	2,727	21.1%
Corporate	7,032	7,781		(15,441)		(16,328)
Total	$464,517	$443,492	4.7%	$99,090	21.3%	$94,166	21.2%
Excluding MG	$463,248	$430,552	7.6%	$98,926	21.4%	$91,439	21.2%

By Area:
	Sales			Gross Margin
	FY 2003	FY 2002	% Change	FY 2003	GM% of Sales	FY 2002	GM% of Sales
Fourth Quarter
North America	$62,456	$60,389	3.4%	$15,801	25.3%	$15,337	25.4%
Europe	27,041	23,971	12.8%	7,089	26.2%	6,106	25.5%
Asia / Pacific	20,571	18,487	11.3%	4,323	21.0%	4,064	22.0%
Latin America	5,467	8,136	-32.8%	1,153	21.1%	2,192	26.9%
Other	1,514	1,693	-10.6%	349	23.1%	432	25.5%
Corporate	1,886	1,205		(13,894)		(15,100)
Total	$118,935	$113,881	4.4%	$14,821	12.5%	$13,031	11.4%

Full Year
North America	$255,916	$241,767	5.9%	$64,913	25.4%	$61,832	25.6%
Europe	100,388	92,351	8.7%	26,389	26.3%	24,261	26.3%
Asia / Pacific	74,746	65,534	14.1%	16,705	22.3%	14,906	22.7%
Latin America	20,506	28,943	-29.2%	5,065	24.7%	7,736	26.7%
Other	5,929	7,116	-16.7%	1,459	24.6%	1,759	24.7%
Corporate	7,032	7,781		(15,441)		(16,328)
Total	$464,517	$443,492	4.7%	$99,090	21.3%	$94,166	21.2%

Note : Fiscal year 2002 data has been reclassified to conform with the current presentation.

Richardson Electronics, Ltd.
Area Sales and Gross Margin From Continuing Operations
Fourth Quarter and Fiscal Year Ended May 31, 2003
(In thousands, unaudited)

By Area - Continuing Operations:
	Sales			Gross Margin
	FY 2003	FY 2002	% Change	FY 2003	GM% of Sales	FY 2002	GM% of Sales
Fourth Quarter
North America	$62,366	$60,212	3.6%	$15,832	25.4%	$15,294	25.4%
Europe	26,940	23,807	13.2%	7,012	26.0%	6,069	25.5%
Asia / Pacific	20,571	18,454	11.5%	4,327	21.0%	4,064	22.0%
Latin America	5,466	7,523	-27.3%	1,151	21.1%	2,032	27.0%
Other	1,514	1,693	-10.6%	349	23.1%	432	25.5%
Corporate	1,949	1,164		(13,796)		(15,074)
Total	$118,806	$112,853	5.3%	$14,875	12.5%	$12,817	11.4%

Full Year
North America	$255,257	$234,980	8.6%	$64,757	25.4%	$60,059	25.6%
Europe	100,037	90,844	10.1%	26,204	26.2%	23,928	26.3%
Asia / Pacific	74,742	64,659	15.6%	16,706	22.4%	14,738	22.8%
Latin America	20,232	26,663	-24.1%	4,979	24.6%	7,018	26.3%
Other	5,908	7,103	-16.8%	1,458	24.7%	1,761	24.8%
Corporate	7,072	6,303		(15,178)		(16,065)
Total	$463,248	$430,552	7.6%	$98,926	21.4%	$91,439	21.2%

Note : Fiscal year 2002 data has been reclassified to conform with the current presentation.

Richardson Electronics, Ltd.
Consolidated Condensed Balance Sheets
(in thousands)

	May 31	May 31
	2003	2002
ASSETS
Current assets:
Cash and equivalents	$ 17,498	$ 15,485
Accounts receivable, net	85,355	84,156
Inventories	95,896	107,159
Other	26,320	20,999
Total current assets	225,069	227,799

Property, plant and equipment, net	31,088	28,827
Goodwill	5,137	24,914
Other assets	4,261	5,296
Total assets	$ 265,555	$ 286,836

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$ 23,660	$ 27,387
Other accrued liabilities	16,926	13,669
Total current liabilities	40,586	41,056

Long-term debt	138,396	132,218
Other liabilities	10,318	13,959
Total liabilities	189,300	187,233

Stockholders' equity	76,255	99,603

Total liabilities and equity	$ 265,555	$ 286,836